Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES - OXLEY ACT OF 2002

In connection with the Quarterly Report of China XD Plastics Company Limited (the “Company”), on Form 10-Q for the period ended September 30, 2017 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), the undersigned, Jie Han, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jie Han
Name:	Jie Han
Title:	Chief Executive Officer (Principal Executive Officer)

November 9, 2017